SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Net change in non-cash working capital items:
Inventory	$ 1,053	$ (2,931)
Prepaid expenses and other assets	(373)	(225)
Taxes recoverable	6,385	(2,842)
Taxes payable	2,998	(768)
Accounts payable and accrued liabilities	(1,537)	2,832
Amounts receivable	(47)	(631)
Amounts due to related parties	(444)	(196)
Net change in non-cash working capital	$ 8,035	$ (4,761)